                                                      EXHIBIT 10(a)

                               STANHOME INC.
                    1984 Stock Option Plan, as amended
                         Through December 4, 1996


      1. Purpose. The purpose of this 1984 Stock Option Plan (the "Plan") is to advance the interests of Stanhome Inc. (the "Company") by encouraging key management employees of the Company and its subsidiaries to acquire a proprietary interest in the Company through ownership of common stock of the Company. Such ownership will encourage the employees to remain with the Company and will help attract other qualified persons to become employees.

      2. Administration. The Plan shall be administered by the Compensation and Stock Option Committee of the Board of Directors (the "Committee") which shall be composed of not less than three directors of the Company elected or to be elected as members of the Committee from time to time by the Board of Directors of the Company. None of the Committee members shall be, during service on the Committee, nor shall have been, during the one year prior to service on the Committee, granted or awarded Shares or options to acquire Shares under this Plan or any other plan maintained by Stanhome or any of Stanhome's affiliates, other than any grant or award of options or other equity securities of Stanhome pursuant to Section 9 of the Stanhome Inc. 1991 Stock Option Plan or any other plan of Stanhome that would not result in such Committee member failing to qualify as a 'disinterested person' under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, as in force from time to time. Members of the Committee shall be subject to any additional restrictions necessary to satisfy the requirements for disinterested administration under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, as in force from time to time. Subject to the provisions of the Plan and the approval of the Board of Directors of the Company, except that the Board of Directors shall have no discretion with respect to the selection of officers within the meaning of Rule 16a-1(f), directors or 10% or more shareholders
("Insiders") for participation and decisions concerning the timing, pricing and amount of a grant or award to such "Insiders", the Committee is authorized to grant options under the Plan and to interpret the Plan and such options, to prescribe, amend and rescind rules and regulations relating to the Plan and the options, and to make other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be conclusive. The Committee shall act pursuant to a majority vote or by unanimous written consent.

      3. Types of Option. Options granted pursuant to the Plan may be either incentive stock options under Section 422A of the Internal Revenue Code of 1954, as amended, ("Incentive Stock Options") or options not qualifying under that section ("Non-qualified Stock Options").

      4. Eligibility. Options shall be granted under the Plan to such selected key full-time salaried and commissioned employees (including officers and directors if they are employees) of the Company or any of its subsidiaries as the Committee shall determine from time to time.

      5. Stock Subject to Options. The aggregate number of shares which may be issued or sold under options granted pursuant to the Plan (the "Shares") shall not exceed 1,500,000 shares of the Company's common stock $0.25 par value each. Such Shares shall be either authorized but unissued shares of said common stock or issued shares of said common stock which shall have been reacquired by the Company. Such aggregate number of Shares may be adjusted under Section 10 below. If any outstanding option under the Plan expires or is terminated for any reason, the Shares allocated to the unexercised portion of such option may again be subjected to an option or options under the Plan.
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      6.  Allotment of Shares.  The Committee shall determine the total number of Shares to be offered to each optionee under the Plan.

      7. Option Price. The Shares shall be offered from time to time under the Plan at a price which shall be not less than 100 percent of their fair market value on the date the option is granted, provided, however, that the price shall be not less than 110 percent of such fair market value in the case of shares offered under any Incentive Stock Option granted to an individual who, at the time the option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation.

      8. Terms and Conditions of Options. The Committee shall have power, subject to the limitations contained in the Plan, to prescribe the terms and conditions of any option granted hereunder. Each such option shall be evidenced by a certificate in such form as the Committee shall from time to time determine, which certificate shall prescribe the following terms and conditions and such other terms and conditions as the Committee may deem necessary or advisable:

      (a) Duration of Option. An Incentive Stock Option shall not be exercisable after the expiration of ten years from the date it is granted, provided, however, that any Incentive Stock Option granted to an individual who, at the time the option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation shall by its terms not be exercisable after the expiration of five years from date of grant.

      (b) Exercise of Option. Each option granted under the Plan may be exercised only after one year of continued employment by the Company or one of its subsidiaries immediately following the date the option is granted and only during the continuance of the optionee's employment with the Company or one of its subsidiaries and such additional period as may be provided in subsections (e) and (f) below. No option shall be exercised for less than 10 Shares except as a result of an adjustment under Section 10 below. No option can be exercised at any time by anyone other than the optionee during his or her lifetime or the optionee's legal representative(s) after the optionee's death under subsection (f) below.
No Incentive Stock Option granted after January 1, 1987 may be exercised in any calendar year as to shares having an aggregate fair market value (determined as of the time the option was granted) in excess of $100,000.

      (c) Payment. The purchase price of each Share purchased upon the exercise of any option shall be paid in full at the time of such purchase, and a stock certificate representing Shares so purchased shall be delivered to the person entitled thereto. Until the stock certificate for such Shares is issued in the optionee's name, he or she shall have none of the rights of a stockholder. Payment may be made in whole or in part in (i) cash or (ii) whole shares of the Company's common stock acquired at least six months previously by the optionee and evidenced by negotiable certificates, valued at their Fair Market Value on the date preceding the date the option is exercised. If certificates representing shares of common stock are used to pay all or part of the purchase price of an option, separate certificates shall be delivered by the Company representing the same number of shares as each certificate so used and an additional certificate shall be delivered representing the additional shares to which the option holder is entitled as a result of exercise of the option. It shall be a condition to the performance of the Company's obligation to issue or transfer Shares upon exercise of an option or options that the optionee pay, or make provision satisfactory to the Company for the payment of, any taxes (other than stock transfer taxes) which the Company is obligated to collect with respect to the issue or transfer upon such exercise. With respect to the exercise of Non-qualified

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Stock Options under this Plan, optionees may elect to have the Company withhold Shares otherwise issuable upon the exercise of such stock options, or, in the case of "Insider" optionees, to irrevocably commit at an acceptable time to surrender to the Company shares of common stock to cover Federal and State tax obligations incident to such exercise, or such lesser amount as may be determined by the Committee.

      (d) Nontransferability of Options. No option shall be transferable by the optionee otherwise than (1) by will or the laws of descent and distribution or (2) pursuant to a qualified domestic relations order as defined in Section 414(p) of the Internal Revenue Code of 1986, as amended, and each option shall be exercisable, during his or her lifetime, only by the optionee or his or her guardian or legal representative(s), except to the extent that options granted hereunder are assigned pursuant to a qualified domestic relations order.

      (e) Termination of Options. If the optionee's full-time employment by the Company or any of its subsidiaries shall terminate for any reason other than death or disability, his or her options shall terminate immediately upon such termination, if not sooner terminated pursuant to their terms, except that, subject to subsection (a) above, any option shall be exercisable during the three-year period following such termination as to the number of Shares which the optionee was entitled to purchase on the day preceding such termination and, if specified in the certificate of grant or other instrument evidencing a Non-qualified Stock Option, such additional number of Shares which the optionee would have become entitled to purchase during such three-year period (including by reason of Section 10 below) if the optionee's employment had not so terminated, except further that in the case of Incentive Stock Options the period for such exercise following such termination shall be limited to three months. Cessation of any corporation's relationship with the Company as a subsidiary shall constitute a "termination of employment" hereunder as to individuals employed by that corporation, and options held by such individuals shall be terminated in accordance with this subsection (e).

      (f) Death or Disability of Employee. If the optionee's full-time employment by the Company or any of its subsidiaries shall terminate by reason of disability, his or her options shall terminate immediately upon such termination of employment, if not sooner terminated pursuant to their terms, except that, subject to subsection (a) above, any such options shall be exercisable by the optionee or his or her guardian or legal representative(s) during the three-year period following any such termination of employment as to the number of Shares which the optionee was entitled to purchase on the day preceding such termination and, if specified in the certificate of grant or other instrument evidencing a Non-qualified Stock Option, such additional number of Shares which the optionee would have become entitled to purchase during such three-year period (including by reason of Section 10 below) if the optionee's employment had not so terminated, except further that in the case of Incentive Stock Options the period for such exercise following such termination shall be limited to twelve months. If the optionee's full-time employment by the Company or any of its subsidiaries shall terminate by reason of death, his or her options shall terminate immediately upon such termination of employment, if not sooner terminated pursuant to their terms, except that, subject to subsection (a) above, any such options shall be exercisable, as of the time of such optionee's death, to the extent such options were granted to such optionee on or prior to the date which is one year prior to the date of such optionee's death and any such options shall be exercisable during the twelve-month period following any such termination of employment by the optionee's legal representative(s). For purposes of subsection (e) above and of this subsection, the meaning of the words "disability" and "disabled" shall be determined under the provisions of Section 422A(c)(9) of the Internal Revenue Code of 1954, as amended, or of any successor

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provisions.

      (g) Prior Incentive Stock Options. Each Incentive Stock Option granted prior to January 1, 1987 shall by its terms not be exercisable while there is outstanding any Incentive Stock Option which was granted, before the granting of such option, to the employee to purchase stock in the Company or in a corporation which (at the time of granting such option) is a parent or subsidiary corporation of the Company or in a predecessor corporation of any such corporations. An option shall be deemed outstanding for purposes of this subsection (g) until such option is exercised in full or expires by reason of lapse of time.

      9. Fair Market Value. For purposes of this Plan, "Fair Market Value" shall be the applicable day's closing sales price of the Company's common stock as reflected on the consolidated tape of the principal exchange on which such stock is traded, or, if there are no sales on such date, such price on the most recent trading day prior thereto.

      10. Changes in Stock. In the event of a stock dividend, split-up or combination of shares, recapitalization, reclassification or merger in which the Company is the surviving corporation, or other similar capital or corporate structure change, the number and kind of shares of stock or securities of the Company at the time of such change remaining subject to the Plan and to any option granted or to be granted pursuant to the Plan, the option price and any other relevant provisions shall be appropriately adjusted by the Board of Directors of the Company, whose determination shall be binding on all persons. In the event of a consolidation or merger in which the Company is not the surviving corporation, or the complete liquidation of the Company, (i) each option outstanding hereunder that is held by an "Insider" optionee shall become immediately exercisable and (ii) each option outstanding hereunder that is held by an optionee who is not an "Insider" shall terminate, provided that at least twenty days prior to the effective date of any such consolidation or merger, the Board of Directors of the Company shall do one of the following with respect to options held by optionees who are not "Insiders": (1) make such options immediately exercisable, (2) arrange to have the surviving or consolidated corporation grant replacement options to the optionees involved, or (3) pay in cash the difference between the exercise price of the unpurchased shares under the options and the value of consideration receivable in the transaction by a holder of the number of shares of common stock equal to the number subject to the options. No adjustment provided for in this Section 10 shall require the Company to issue or sell a fractional share under any option hereunder and any fractional share resulting from any such adjustment shall be deleted from the option involved.

      Notwithstanding anything herein to the contrary, in the event of a "Change in Control" as defined below, including certain consolidation or merger events otherwise giving rise to the adjustments or alternatives described in the above paragraph, all previously issued and outstanding options under this Plan shall immediately become exercisable as of the date of the Change in Control. As used herein, "Change in Control" means a Change in Control of a nature that would, in the opinion of the Company counsel, be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"); provided that, without limitation, such a Change in Control shall be deemed to have occurred if: (i) any "Person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company or any subsidiary of the Company, any trustee or fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company)) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or

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indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities; or (ii) during any period of two consecutive years (not including any period prior to the effective date of this Plan), individuals who at the beginning of such period constitute the Board of Directors and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii), or
(iv) of this paragraph) whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute a majority thereof; or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 75% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires 25% or more of the combined voting power of the Company's then outstanding securities; or
(iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

      No Change in Control shall be deemed to have occurred if the optionee is a member of a management group which first announces a proposal which constitutes a Potential Change in Control, unless otherwise determined by a majority of the members of the Board of Directors who are not members of such management group. A "Potential Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following subsections shall have been satisfied: (i) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change in Control; (ii) the Company or any Person publicly announces an intention to take or to consider taking actions, which if consummated, would constitute a Change in Control; (iii) any Person who is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company's then outstanding securities, increases such Person's beneficial ownership of such securities by 5% or more over the percentage so owned by such Person on the date hereof; or (iv) the Board of Directors adopts a resolution to the effect that, for purposes of this Plan, a Potential Change in Control has occurred.

      11. Effective Date; Stockholder Approval; Term. The Plan was adopted by the Board of Directors on March 7, 1984 and shall become effective on May 1, 1984 if the Plan is approved by the holders of a majority of the common stock outstanding and entitled to vote at the Annual Meeting of Stockholders scheduled for April 26, 1984. No option hereunder shall be granted after March 6, 1994 or the earlier suspension or termination of the Plan in accordance with its terms. The Plan shall terminate on March 6, 1994 or on such earlier date as it may be suspended or terminated under the provisions of Section 12 below or as of which all shares of stock subject to options authorized to be granted under the Plan shall have been acquired by exercise of such options.

      12. Amendment or Discontinuance of the Plan. The Board of Directors of the Company may, insofar as permitted by law, at any time or from time to time, suspend or terminate the Plan or revise or amend it in any respect

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whatsoever except that, without appropriate approval of the stockholders of the common stock, no such revision or amendment shall increase the maximum number of Shares subject to the Plan, change the designation of the class of employees eligible to receive options, decrease the price at which options may be granted or otherwise change the provisions of this Plan to the extent that approval of the holders of the common stock of the Company is required under applicable securities laws.

      13. Applicable Laws or Regulations and Notification of Disposition. The Company's obligation to sell and deliver Shares under an option is subject to such compliance as the Company deems necessary or advisable with federal and state laws, rules and regulations applying to the authorization, issuance, listing or sale of securities. The Company may also require in connection with any exercise of an Incentive Stock Option that the optionee agree to notify the Company when making any disposition of the Shares whether by sale, gift, or otherwise, within two years of the date of grant or within one year of the date of exercise.

      14. No Employment Right; No Obligation to Exercise Option. Nothing contained in the Plan, or in any option granted under it, shall confer upon any optionee any right to continued employment by the Company or any of its subsidiaries or limit in any way the right of the Company or any subsidiary to terminate the optionee's employment at any time. The granting of any option hereunder shall impose no obligation upon the optionee to exercise such option.































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